USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------

DEAR STOCKHOLDERS:

  1997 was another strong year for the USF&G Pacholder Fund, Inc. (the "Fund") and for the high yield market in general. The Fund outperformed its benchmark index by 281 basis points (2.81%), recording a total return of 15.44% for the year ended December 31, 1997, compared to a return of 12.63% for the CS First Boston High Yield Index(TM) (the "Index"). Based on return on net asset value, the Fund remained in the top quartile of closed-end high yield funds tracked by Morningstar, Inc. for 1997, and currently carries a four-star rating.

OVERVIEW OF 1997
  There was approximately $138 billion principal amount of new issue high yield debt placed in 1997. This surpassed the previous record of $79 billion set in 1996 by approximately 75%. Taking into consideration debt retirements and rat-ing upgrades and downgrades, the high yield market is now estimated to be ap-proximately $495 billion, or about four times the size of the market in 1986.

  Over half of the new issues placed during the year were used for refinancing activity, usually by calling or tendering for higher cost, high yield issues, or retiring bank debt in an attempt to extend the issuer's debt maturity sched-ule. The increase in refinancing activity reflects the general decline in in-terest rates during the year and the overall favorable high yield environment. Worthy of note was the fact that over a third of 1997's new issue activity was in the Media/Entertainment Sector of the market. The Fund was selectively in-volved in certain issues in this sector; however, we chose to underweight sig-nificantly the U.S. Dollar denominated debt placed by foreign corporations, even though it represented approximately 15% of the market issuance last year. We were not comfortable with the level of currency and other risks inherent in investing abroad and did not believe that investors were being adequately com-pensated for taking these risks.

  In general, spreads compressed throughout 1997 due to favorable market condi-tions, a stable economy, and falling interest rates. However, there was a re-versal of this trend during the fourth quarter caused primarily by the well-publicized Asian financial crisis. This situation had a negative impact on most markets around the world, including the high yield market. The spread of the Index compared to U.S. Treasury yields during the fourth quarter widened to 386 basis points (3.86%) at the end of December from 335 basis points (3.35%) at the end of September.

OUTLOOK FOR 1998
  We expect credit selection to be the critical determinant of performance in 1998. With a low domestic interest rate environment and concerns over the sig-nificance of the Asian turmoil on the U.S. economy, either directly or indi-rectly, we believe that interest rate movement will not be a material component of return in the market this year. We believe the high yield market will con-tinue to grow in terms of the number of issuers, issues, business sectors, and even countries. We also expect greater volatility this year as the economy grows at a slower rate and certain sectors go through cyclical downturns (i.e., supermarkets and retail). We expect to take advantage of this volatility to purchase securities at levels that we believe to be below their inherent value.

PERFORMANCE SUMMARY
  The performance of the Fund as compared to the Index is illustrated in the following table.


-------------------------------------------------------------------------------
                            PERFORMANCE COMPARISON*
                    (FOR THE YEAR ENDED DECEMBER 31, 1997)

--------------------------------------------------------------------------------
                                                                  SINCE
                                         TWELVE                 INCEPTION
                                         MONTHS                (ANNUALIZED)**

USF&G Pacholder Fund, Inc.***            15.44%                   12.92%
CS First Boston High Yield Index/TM/     12.63%                   11.81%
--------------------------------------------------------------------------------
* The CS First Boston High Yield Index/TM/ is an unmanged index that is widely used as a measurement of high yield market performance. These figures assume reinvestment of interest, dividends and capital gains distributions and participation in rights offerings as applicable.
Part performance is no guarantee of future results.
 **Inception date-November 11, 1988.
***Return based on Net Asset Value.

  We thank you for your continued support of the Fund and look forward to serv-ing your investment needs in the future.

Sincerely,

/s/ Anthony L. Longi, Jr.
Anthony L. Longi, Jr.
President

February 16, 1998
---------------------------------------
DIVIDEND REINVESTMENT PLAN

  The Dividend Reinvestment Plan offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. For an enroll-ment form and detailed information about the Plan, please contact Fifth Third Bank Corporate Trust Services, 38 Fountain Square Plaza MD-1090F5, Cincinnati, Ohio 45263, (800) 837-2755.

  This report is sent to the shareholders of USF&G Pacholder Fund, Inc. for their information. It is not a prospectus, offering circular or other represen-tation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            PERCENT
                                         PAR                OF NET
DESCRIPTION                             (000)     VALUE     ASSETS
-------------------------------------------------------------------

CORPORATE DEBT SECURITIES -- 95.8%
AUTO PARTS & EQUIPMENT -- 3.8%
Cambridge Industries, Inc.,
 Sr Sub Nt, 10.25%, 7/15/07/2/          $1,000 $  1,045,000   0.6%
Chief Auto Parts, Inc., Sr Nt,
 10.5%, 5/15/05                          1,500    1,470,000   0.8
Glasstech Inc., Co Gtd,
 12.75%, 7/1/04                          1,000    1,035,000   0.6
Harvard Industries, Inc., Sr Nt,
 11.125%, 8/1/05/4/                      1,500      487,500   0.3
JPS Automotive Products Corp., Sr Nt,
 11.125%, 6/15/01                        1,350    1,485,000   0.9
Safety Components International, Inc.,
 Sr Sub Nt, 10.125%, 7/15/07             1,000    1,030,000   0.6
                                               ------------   ---
                                                  6,552,500   3.8
BEVERAGE & TOBACCO -- 0.5%
Consolidated Cigar Acquisition Corp.,
 Sr Sub Nt, 10.5%, 3/1/03                  800      830,000   0.5
                                               ------------   ---
BROADCAST RADIO & TV -- 4.7%
Ascent Entertainment Group,
 Sr Disc Nt, 0/11.875%, 12/15/04/2/        500      286,250   0.2
Citadel Broadcasting Company,
 Sr Sub Nt, 10.25%, 7/1/07/2/            1,500    1,623,750   0.9
Commodore Media Inc., Sr Sub Nt,
 7.5/13.25%, 5/1/03                        780      873,600   0.5
Heritage Media Services, Sr Sub Nt,
 11%, 10/1/02                            1,000    1,043,750   0.6
Radio One, Inc., Sr Sub Nt,
 7/12%, 5/15/04                          1,000      990,000   0.6
Salem Communications Corp.,
 Sr Sub Nt, 9.5%, 10/1/07/2/             1,000    1,015,000   0.6
Spanish Broadcasting System, Sr Nt,
 7.5/12.5%, 6/15/02                        500      571,250   0.3
Spanish Broadcasting System, Sr Nt,
 11%, 3/15/04                            1,500    1,650,000   1.0
                                               ------------   ---
                                                  8,053,600   4.7

                                                                       PERCENT
                                                    PAR                OF NET
DESCRIPTION                                        (000)     VALUE     ASSETS
------------------------------------------------------------------------------

BUILDING -- 3.4%
American Builders & Contractors Supply Co., Inc.,
 Sr Sub Nt,
 10.625%, 5/15/07                                  $1,125 $  1,170,000   0.7%
Harrow Industries Inc., Sr Sub Deb,
 12.375%, 4/15/02                                   1,378    1,378,000   0.8
MMI Products, Inc., Sr Sub Nt,
 11.25%, 4/15/07                                    1,250    1,362,500   0.8
Riverside Group Inc., Sub Nt,
 13%, 9/30/99/3/                                    1,000      900,000   0.5
Triangle Pacific Corp., Sr Nt,
 10.5%, 8/1/03                                      1,000    1,050,000   0.6
                                                          ------------   ---
                                                             5,860,500   3.4
BUSINESS SERVICES & EQUIPMENT -- 3.0%
Autotote Corp., Sr Nt,
 10.875%, 8/1/04                                    1,000    1,040,000   0.6
Day International Group Inc., Sr Sub Nt,
 11.125%, 6/1/05                                    1,000    1,080,000   0.6
Knoll Inc., Sr Sub Nt,
 10.875%, 3/15/06                                     650      721,500   0.4
Pierce Leahy Corp., Sr Sub Nt,
 11.125%, 7/15/06                                     650      734,500   0.4
San Jacinto Holdings, Sr Sub Nt,
 12%, 12/31/02                                        950      665,000   0.4
United Stationers Supply Co., Sr Nt,
 12.75%, 5/1/05                                       833      947,537   0.6
                                                          ------------   ---
                                                             5,188,537   3.0
CABLE TELEVISION -- 2.8%
Fundy Cable Ltd., Sr Nt,
 11%, 11/15/05                                      1,500    1,616,250   0.9
James Cable Partners L.P., Sr Nt,
 10.75%, 8/15/04                                    1,250    1,318,750   0.8
Marcus Cable Company, LP, Sr Debs,
 11.875%, 10/1/05                                   1,500    1,629,375   0.9
Optel, Inc., Sr Nt,
 13%, 2/15/05                                         278      294,680   0.2
                                                          ------------   ---
                                                             4,859,055   2.8

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              PERCENT
                                           PAR                OF NET
DESCRIPTION                               (000)     VALUE     ASSETS
---------------------------------------------------------------------

CHEMICALS/PLASTIC -- 6.3%
AEP Industries, Inc., Sr Sub Nt,
 9.875%, 11/15/07/2/                      $1,000 $  1,025,000   0.6%
Applied Extrusion Technologies Inc.,
 Sr Unsecd Nt, 11.5%, 4/1/02               1,500    1,597,500   0.9
Berry Plastics Corp., Sr Sub Nt,
 12.25%, 4/15/04                           1,400    1,543,500   0.9
Calmar Inc., Sr Sub Nt,
 11.5%, 8/15/05                            1,500    1,590,000   0.9
Envirodyne Industries, Inc., Sr Nt,
 10.25%, 12/1/01                             800      788,000   0.5
Envirodyne Industries, Inc., Sr Nt,
 12%, 6/15/00                              1,500    1,603,125   0.9
Plastic Specialties & Technologies Inc.,
 Sr Nt, 11.25%, 12/1/03                      250      272,500   0.2
Portola Packaging Inc., Sr Nt,
 10.75%, 10/1/05                           1,250    1,321,875   0.8
Printpack Inc., Sr Sub Nt,
 10.625%, 8/15/06                          1,000    1,060,000   0.6
                                                 ------------   ---
                                                   10,801,500   6.3
CLOTHING & TEXTILE -- 3.5%
Brazos Sportswear, Inc., Sr Nt,
 10.5%, 7/1/07                             1,500    1,492,500   0.9
J Crew Operating Corp., Sr Sub Nt,
 10.375%, 10/15/07/2/                      1,000      880,000   0.5
Polymer Group, Inc., Sr Sub Nt,
 9%, 7/1/07                                1,500    1,496,250   0.9
PT Polysindo, Co Gtd,
 11.375%, 6/15/06                          1,000      820,000   0.5
US Leather, Inc., Sr Nt,
 10.25%, 7/31/03/4/                        1,250      562,500   0.3
Worldtex, Inc., Sr Nt,
 9.625%, 12/15/07/2/                         750      772,500   0.4
                                                 ------------   ---
                                                    6,023,750   3.5
CONGLOMERATE -- 0.2%
Siebe Inc., Sr Sec Nt,
 11.22%, 1/29/01/3/                          417      416,862   0.2
                                                 ------------   ---
COSMETICS/TOILETRIES -- 1.4%
Chattem Inc., Sr Sub Nt,
 12.75%, 6/15/04                           1,200    1,368,000   0.8
JB Williams Holdings Inc., Sr Nt,
 12%, 3/1/04                               1,000    1,060,000   0.6
                                                 ------------   ---
                                                    2,428,000   1.4

                                                              PERCENT
                                           PAR                OF NET
DESCRIPTION                               (000)     VALUE     ASSETS
---------------------------------------------------------------------

DRUGS -- 1.8%
ICN Pharmaceuticals, Inc., Sr Nt,
 9.25%, 8/15/05                           $1,000 $  1,060,000   0.6%
NBTY, Inc., Sr Sub Nt,
 8.625%, 9/15/07/2/                        1,000    1,000,000   0.6
Twin Laboratories, Inc., Co Gtd,
 10.25%, 5/15/06                           1,000    1,070,000   0.6
                                                 ------------   ---
                                                    3,130,000   1.8
ECOLOGICAL SERVICES & EQUIPMENT -- 1.4%
ICF Kaiser International Inc., Sr Sub Nt
 13%, 12/31/03                             1,500    1,545,000   0.9
Norcal Waste Systems, Co Gtd,
 13.5%, 11/15/05                             750      862,500   0.5
                                                 ------------   ---
                                                    2,407,500   1.4
ELECTRONICS/ELECTRIC -- 3.7%
Airxcel, Inc., Sr Sub Nt,
 11%, 11/15/07/2/                          1,000    1,030,000   0.6
Celestica International, Sr Sub Nt,
 10.5%, 12/31/06                             500      527,500   0.3
Communications Instruments, Inc.,
 Sr Sub Nt, 10%, 9/15/04/2/                1,250    1,250,000   0.7
Jordan Telecommunication Products, Inc.,
 Sr Nt, 9.875%, 8/1/07                     1,750    1,789,375   1.0
Plantronics Inc., Sr Nt,
 10%, 1/15/01                                750      776,250   0.5
Viasystems, Inc., Sr Sub Nt,
 9.75%, 6/1/07                             1,000    1,033,750   0.6
                                                 ------------   ---
                                                    6,406,875   3.7
EQUIPMENT LEASING -- 1.1%
Coinmach Corp., Ser B Sr Nt,
 11.75%, 11/15/05                          1,450    1,609,500   0.9
Coinmach Corp., Ser C Sr Nt,
 11.75%, 11/15/05/2/                         250      277,500   0.2
                                                 ------------   ---
                                                    1,887,000   1.1
FARMING/AGRIGULTURE -- 2.1%
Cuddy International Corp., Sr Nt,
 10.75%, 12/1/07/2/                        1,500    1,518,750   0.9
GSI Group, Inc., Sr Sub Nt,
 10.25%, 11/1/07/2/                        1,000    1,027,500   0.6
Iowa Select Farm, Sr Sub Nt,
 10.75%, 12/1/05/2/                        1,000    1,026,250   0.6
                                                 ------------   ---
                                                    3,572,500   2.1

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                             PERCENT
                                          PAR                OF NET
DESCRIPTION                              (000)     VALUE     ASSETS
--------------------------------------------------------------------

FINANCIAL INTERMEDIARIES -- 0.9%
Amresco, Inc., Sr Nt,
 8.75%, 7/1/99                           $1,000 $  1,007,500   0.6%
BF Saul Reit, Sr Nt,
 11.625%, 4/1/02                            500      535,000   0.3
                                                ------------   ---
                                                   1,542,500   0.9
FOOD/DRUG RETAILERS -- 1.7%
Grand Union Co., Sr Nt,
 12%, 9/1/04                              1,650      882,750   0.5
The Pantry, Inc., Sr Sub Nt,
 10.25%, 10/15/07/2/                      1,000    1,020,000   0.6
Pueblo Xtra International, Inc., Sr Nt,
 9.5%, 8/1/03                             1,000      950,000   0.6
                                                ------------   ---
                                                   2,852,750   1.7
FOOD SERVICE -- 8.3%
CFP Holdings, Inc., Sr Nt,
 11.625%, 1/15/04                         1,000    1,000,000   0.6
Carrols Corp., Sr Nt,
 11.5%, 8/15/03                           2,250    2,385,000   1.3
Flagstar Corp., Sr Nt,
 10.75%, 9/15/01                          1,000    1,027,097   0.6
Foodmaker Corp., Sr Nt,
 9.75%, 11/1/03                           1,000    1,030,000   0.6
Great American Cookie Co., Sr Nt,
 10.875%, 1/15/01                         1,750    1,789,375   1.0
Host Marriott Travel Plaza, Sr Nt,
 9.5%, 5/15/05                            1,250    1,328,125   0.8
The Krystal Co., Sr Nt,
 10.25%, 10/1/07/2/                       1,000    1,020,000   0.6
Richmont Marketing, Sr Sub Nt,
 10.125%, 12/15/07/2/                     1,000    1,012,500   0.6
Southern Foods Group, L.P., Sr Sub Nt,
 9.875%, 9/1/07/2/                        1,000    1,042,500   0.6
Specialty Foods Corp., Sr Nt,
 11.125%, 10/1/02                         1,500    1,518,750   0.9
TPI Enterprises, Sub Deb,
 8.25%, 7/15/02                           1,440    1,180,800   0.7
                                                ------------   ---
                                                  14,334,147   8.3

                                                           PERCENT
                                        PAR                OF NET
DESCRIPTION                            (000)     VALUE     ASSETS
------------------------------------------------------------------

FOREST PRODUCTS -- 2.5%
Crown Packaging, Ltd., Ser B Sr Nt,
 10.75%, 11/1/00                       $1,000 $    935,000   0.5%
Crown Paper Company, Sr Sub Nt,
 11%, 9/1/05                            2,000    2,060,000   1.2
Fonda Group, Inc., Sr Sub Nt,
 9.5%, 3/1/07                           1,500    1,410,000   0.8
                                              ------------   ---
                                                 4,405,000   2.5
HEALTH CARE -- 1.5%
Dade International Inc., Sr Sub Nt,
 11.125%, 5/1/06                        1,250    1,375,000   0.8
Healthcor Holdings, Inc., Sr Nt,
 11%, 12/1/04/2/                        1,000    1,027,500   0.6
Physicians Resource Group, Sub Deb,
 6%, 12/1/01/2/                           265      206,369   0.1
                                              ------------   ---
                                                 2,608,869   1.5
HOME FURNISHINGS -- 0.3%
Decorative Home Accents, Inc., Sr Nt,
 13%, 6/30/02/4/                        1,000      540,000   0.3
                                              ------------   ---

HOTEL & CASINOS -- 5.1%
Alliance Gaming Corp., Sr Sub Nt,
 10%, 8/1/07/2/                         1,500    1,501,875   0.9
Casino America, Inc., Sr Nt,
 12.5%, 8/1/03                          1,000    1,086,250   0.6
Club Regina, Sr Nt w/ warrant,
 13%, 12/1/04/2/                        1,000    1,022,500   0.6
Fitzgeralds Gaming Corporation,
 Sr Sec Nt, 12.25%, 12/15/04/2/         1,250    1,265,625   0.7
HMC Acquisition Properties, Sr Nt,
 9%, 12/15/07                             750      778,125   0.5
Hollywood Park, Inc., Sr Sub Nt,
 9.5%, 8/1/07/2/                        1,000    1,070,000   0.6
Majestic Star Casino LLC, Sr Nt,
 12.75%, 5/15/03                          500      540,000   0.3
Showboat Marina Casino, 1st Mtg,
 13.5%, 3/15/03                           500      600,000   0.3
Trump Atlantic City, Co Gtd,
 11.25%, 5/1/06                         1,000      975,000   0.6
                                              ------------   ---
                                                 8,839,375   5.1

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           PERCENT
                                        PAR                OF NET
DESCRIPTION                            (000)     VALUE     ASSETS
------------------------------------------------------------------

INDUSTRIAL EQUIPMENT -- 3.5%
Desa International, Inc., Sr Sub Nt,
 9.875%, 12/15/07/2/                   $1,250 $  1,279,688   0.7%
Elgin National Industries, Sr Nt,
 11%, 11/1/07/2/                        1,000    1,037,500   0.6
International Knife & Saw, Sr Sub Nt,
 11.375%, 11/15/06                      2,000    2,160,000   1.3
Specialty Equipment Co., Sr Sub Nt,
 11.375%, 12/1/03                       1,500    1,623,750   0.9
                                              ------------   ---
                                                 6,100,938   3.5
LEISURE -- 3.6%
Bally Total Fitness Holding Corp.,
 Sr Sub Nt, 9.875%, 10/15/07/2/         1,000    1,007,500   0.6
Booth Creek Ski Hldgs, Sr Nt,
 12.5%, 3/15/07                         1,000      980,000   0.5
Discovery Zone, Inc., Sr Sec Nt
 w/warrant, 13.5%, 8/1/02/2/            1,000    1,040,000   0.6
Guitar Center Mgmt., Sr Nt,
 11%, 7/1/06                            1,520    1,687,200   1.0
Riddell Sports Inc., Sr Nt,
 10.5%, 7/15/07                         1,500    1,541,250   0.9
                                              ------------   ---
                                                 6,255,950   3.6
NON-FERROUS METALS -- 1.7%
Easco Corp., Sr Nt,
 10%, 3/15/01                           1,000    1,020,000   0.6
Echo Bay Mines Ltd., Jr Sub Debs,
 11%, 4/1/27                            1,000      830,000   0.5
Renco Metals Inc., Sr Nt,
 11.5%, 7/1/03                          1,000    1,062,500   0.6
                                              ------------   ---
                                                 2,912,500   1.7
OIL & GAS -- 2.4%
Giant Industries Inc., Sr Sub Nt,
 9.75%, 11/15/03                        1,000    1,025,000   0.6
Giant Industries Inc., Sr Sub Nt,
 9%, 9/1/07/2/                          1,000      995,000   0.6
Mariner Energy, Inc., Sr Sub Nt,
 10.5%, 8/1/06                          1,000    1,052,500   0.6
United Refining Co., Co Gtd,
 10.75%, 6/15/07/2/                     1,000    1,050,000   0.6
                                              ------------   ---
                                                 4,122,500   2.4

                                                            PERCENT
                                         PAR                OF NET
DESCRIPTION                             (000)     VALUE     ASSETS
-------------------------------------------------------------------

PUBLISHING -- 3.5%
Adams Outdoor Advertising, Sr Nt,
 10.75%, 3/15/06                        $  750 $    821,250   0.5%
The Learning Co., Inc., Sr Nt,
 5.5%, 11/1/00                           1,000      882,500   0.5
Outdoor Communications, Inc.,
 Sr Sub Nt, 9.25%, 8/15/07               1,000    1,020,000   0.6
Perry-Judd, Sr Sub Nt,
 10.625%, 12/15/07/2/                    1,000    1,040,000   0.6
Petersen Publishing, Sr Sub Nt,
 11.125%, 11/15/06                         750      847,500   0.5
Sun Media Corp., Sr Sub Nt,
 9.5%, 2/15/07                           1,250    1,343,750   0.8
                                               ------------   ---
                                                  5,955,000   3.5
RETAILERS -- 4.5%
Barnes & Noble, Inc., Sr Sub Nt,
 11.875%, 1/15/03                          300      318,750   0.2
Big 5 Corporation, Sr Nt,
 10.875%, 11/15/07/2/                      750      746,250   0.4
Braun's Fashions Corp., Sr Nt,
 12%, 1/1/05                             2,468    2,442,825   1.4
Central Tractor Farm & Country, Sr Nt,
 10.625%, 4/1/07                         1,250    1,318,750   0.8
Herff Jones Inc., Sr Sub Nt,
 11%, 8/15/05                            1,250    1,356,250   0.8
Travelcenters of America, Sr Sub Nt,
 10.25%, 4/1/07                          1,500    1,575,000   0.9
                                               ------------   ---
                                                  7,757,825   4.5
STEEL -- 0.7%
Algoma Steel Inc., 1st Mtg,
 12.375%, 7/15/05                        1,000    1,155,000   0.7
                                               ------------   ---
TRANSPORTATION -- 4.0%
Global Ocean Carriers Ltd., Sr Nt,
 10.25%, 7/15/07/2/                      1,500    1,432,500   0.8
Greyhound Lines, Inc., Sr Nt,
 11.5%, 4/15/07                          1,500    1,657,500   1.0
Moran Transport Co., 1st Mtg,
 11.75%, 7/15/04                         1,500    1,672,500   1.0
Trism Inc., Sr Sub Nt,
 10.75%, 12/15/00                          875      857,500   0.5
Teekay Shipping, Sr Sec Nt,
 9.625%, 7/15/03                         1,240    1,302,000   0.7
                                               ------------   ---
                                                  6,922,000   4.0

U SF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            PERCENT
                                         PAR                OF NET
DESCRIPTION                             (000)     VALUE     ASSETS
-------------------------------------------------------------------

TELECOMMUNICATIONS/CELLULAR
COMMUNICATION -- 11.9%
Advanced Radio Telecom Corp., Sr Nt,
 14%, 2/15/07                           $2,000 $  1,915,000   1.1%
BTI Telecom Corp., Sr Nt,
 10.5%, 9/15/07/2/                       1,000    1,020,000   0.6
Centennial Cellular, Sr Nt,
 8.875%, 11/1/01                         1,000    1,025,000   0.6
Esprit Telecom Group, plc, Sr Nt,
 11.5%, 12/15/07                         1,000    1,030,000   0.6
GCI, Inc., Sr Nt,
 9.75%, 8/1/07                           1,500    1,556,250   0.9
ITC Deltacom Inc., Sr Nt,
 11%, 6/1/07                             1,250    1,375,000   0.8
Iridium LLC and Iridium Capital Corp.,
 Sr Nt, 13%, 7/15/05                     1,000    1,045,000   0.6
Metrocall Inc., Sr Sub Nt,
 10.375%, 10/1/07                        2,000    2,030,000   1.2
Netia Holdings, B.V., Co Gtd,
 10.25%, 11/1/07/2/                      1,000      955,000   0.5
Nextlink Communications, Sr Nt,
 12.5%, 4/15/06                          1,000    1,140,000   0.7
Orion Network Systems, Inc., Sr Nt,
 11.25%, 1/15/07                         1,250    1,418,750   0.8
Paging Network do Brasil Holding Co.
 LLC, Sr Nt, 13.5%, 6/6/05                 500      465,000   0.3
Telegroup Inc., Sr Disc Nt,
 0/10.5%, 11/1/04/2/                     1,500    1,162,500   0.7
USA Mobile Communications, Sr Mt
 14%, 11/1/04                            1,000    1,105,000   0.6
Vialog Corporation, Co Gtd w/ warrant,
 12.75%, 11/15/01                        1,500    1,567,500   0.9
Winstar Equipment Corp.,
 Co Gtd Sr Sec, 12.5%, 3/15/04           1,500    1,672,500   1.0
                                               ------------  ----
                                                 20,482,500  11.9
TOTAL CORPORATE DEBT SECURITIES
 (amortized cost $159,438,838)                  165,205,033  95.8
                                               ------------  ----

                                                                        PERCENT
                                                                        OF NET
DESCRIPTION                                         SHARES    VALUE     ASSETS
-------------------------------------------------------------------------------

EQUITY INVESTMENTS(/1/) -- 0.3%
Corporate Express, Common Stock                     24,855 $    320,007   0.2%
Glasstech, Inc., Warrants                            1,000        1,000   0.0
Gulf States Steel, Warrants 4/15/03                    500          250   0.0
ICF Kaiser International, Warrants 12/31/98          7,200        1,440   0.0
Iridium LLC and Iridium Capital Corp., Warrants
 7/15/05                                             1,000      115,000   0.1
Optel, Inc., Class C Common Stock                      750            8   0.0
Orion Network Systems, Warrants 1/15/07              1,250        1,500   0.0
Paging Network do Brasil Holding Co. LLC, Warrants     500            5   0.0
Sabreliner Corp., Warrants 4/15/03                     500        5,000   0.0
San Jacinto Holdings, Common Stock                   2,246        8,985   0.0
                                                           ------------   ---
TOTAL EQUITY INVESTMENTS
 (cost $2,535)                                                  453,195   0.3
                                                           ------------   ---

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONCLUDED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                SHARES/               PERCENT
                                                  PAR                 OF NET
DESCRIPTION                                      (000)     VALUE      ASSETS
-----------------------------------------------------------------------------

COMMERCIAL PAPER -- 2.2%
American Express Credit Corp., 6.09%, 1/02/98      450  $    449,924     0.3%
American General Finance Corp., 5.60%, 1/07/98     400       399,627     0.2
Ford Motor Credit Corp.,
 5.58%, 1/02/98                                    300       299,954     0.2
Ford Motor Credit Corp.,
 5.83%, 1/06/98                                    575       574,534     0.3
Ford Motor Credit Corp.,
 5.85%, 1/07/98                                    350       349,659     0.2
General Electric Capital Corp.,
 5.83%, 1/06/98                                    575       574,534     0.3
General Electric Capital Corp.,
 5.90%, 1/07/98                                    350       349,656     0.2
Household Finance Corp.,
 5.53%, 1/02/98                                    250       249,961     0.2
Norwest Financial,
 5.82%, 1/06/98                                    575       574,535     0.3
                                                        ------------   -----
TOTAL COMMERCIAL PAPER
 (at amortized cost)                                       3,822,384     2.2
                                                        ------------   -----
TOTAL INVESTMENTS
 (amortized cost $163,263,757)                          $169,480,612    98.3
OTHER ASSETS IN EXCESS OF LIABILITIES                      2,961,594     1.7
                                                        ------------   -----
NET ASSETS                                              $172,442,206   100.0%
LESS: OUTSTANDING PREFERRED STOCK (NOTE 3)               (49,000,000)
                                                        ------------
NET ASSETS APPLICABLE TO 7,096,407 SHARES OF COMMON
 STOCK OUTSTANDING                                      $123,442,206
                                                        ============
NET ASSET VALUE PER COMMON SHARE
 ($123,442,206 / 7,096,407)                                   $17.40
                                                              ======
-----------------------------------------------------------------------------

/1/ Non-income producing security.
/2/ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $36,732,307 or 21.3% of net assets.
/3/ Board valued security. These securities amounted to $1,316,862 or 0.8% of net assets.
/4/ Security is in default.
--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                 STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------- ---------------------------------------

-------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest......................................................... $17,140,586
EXPENSES:
 Investment advisory fee (Note 5).................................   1,948,943
 Administrative fee (Note 5)......................................     165,058
 Printing, postage and other......................................     109,656
 Custodian, transfer agent and accounting fees (Note 5)...........      67,281
 Directors' fees and expenses.....................................      55,269
 Legal fees.......................................................      38,414
 Audit fee........................................................      36,367
                                                                   -----------
  Total Expenses..................................................   2,420,988
                                                                   -----------
  Net Investment Income...........................................  14,719,598
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments.................................   3,055,834
 Net unrealized appreciation on investments.......................   1,368,510
                                                                   -----------
  Net realized and unrealized gain on investments.................   4,424,344
                                                                   -----------
Net increase in net assets resulting from operations..............  19,143,942
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS...........................  (3,291,554)
                                                                   -----------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
 RESULTING FROM OPERATIONS AND DISTRIBUTIONS TO PREFERRED
 STOCKHOLDERS..................................................... $15,852,388
                                                                   ===========

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

                                                    FOR THE YEAR  FOR THE YEAR
                                                       ENDED         ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        1997          1996
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
 Net investment income............................. $ 14,719,598  $ 10,690,423
 Net realized gain on investments..................    3,055,834     1,094,181
 Net unrealized appreciation on investments........    1,368,510     6,045,554
                                                    ------------  ------------
Net increase in net assets resulting from
 operations........................................   19,143,942    17,830,158
                                                    ------------  ------------
DISTRIBUTIONS TO STOCKHOLDERS FROM:
 Preferred dividends of $1.42 and $1.39 per share,
  respectively.....................................   (3,291,554)   (2,293,500)
 Common dividends:
  Net investment income and short-term gains of
   $1.715 and $1.70 per share, respectively........  (11,258,184)   (8,465,976)
  Net realized long-term gains of $0.165 per
   share...........................................   (1,169,032)          --
                                                    ------------  ------------
Total decrease in net assets from distributions to
 stockholders......................................  (15,718,770)  (10,759,476)
                                                    ------------  ------------
FUND SHARE TRANSACTIONS
 (NOTES 2 AND 3):
 Net proceeds from issuance of preferred stock.....   15,858,554           --
 Value of 24,915 and 23,004 shares issued in
  reinvestment of dividends, respectively..........      428,876       386,885
 Net proceeds from 2,079,850 shares of common stock
  issued in rights offering after deducting
  $1,121,753 of offering expenses..................   32,675,810           --
                                                    ------------  ------------
Total increase in net assets derived from fund
 share transactions................................   48,963,240       386,885
                                                    ------------  ------------
Total net increase in net assets...................   52,388,412     7,457,567
NET ASSETS:
 Beginning of period...............................  120,053,794   112,596,227
                                                    ------------  ------------
 End of Period..................................... $172,442,206  $120,053,794
                                                    ============  ============

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

USF&G PACHOLDER FUND, INC.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.)
-------------------------------------------------------------------------------

                                       YEAR ENDED DECEMBER 31,
                            --------------------------------------------------
                              1997       1996       1995      1994      1993
-------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning
 of year..................     $17.44     $16.02     $16.86   $19.23    $18.52
                            ---------  ---------  ---------  -------   -------
Net investment income.....       2.22       2.16       2.19     2.12      2.48
Net realized and
 unrealized gain/(loss) on
 investments..............       0.83       1.42      (0.06)   (1.64)     1.42
                            ---------  ---------  ---------  -------   -------
Net increase in net asset
 value resulting from
 operations...............       3.05       3.58       2.13     0.48      3.90
                            ---------  ---------  ---------  -------   -------
DISTRIBUTIONS TO
 STOCKHOLDERS FROM:
Preferred dividends.......      (0.49)     (0.46)     (0.29)   (0.24)    (0.38)
Common:
 Net investment income and
  short-term gains........      (1.72)     (1.70)     (1.90)   (1.92)    (2.09)
 Net realized long-term
  gains...................      (0.16)       --         --       --      (0.21)
                            ---------  ---------  ---------  -------   -------
Total distributions to
 preferred and common
 stockholders.............      (2.37)     (2.16)     (2.19)   (2.16)    (2.68)
                            ---------  ---------  ---------  -------   -------
CAPITAL CHANGE RESULTING
 FROM THE ISSUANCE OF FUND
 SHARES:
Common Shares.............      (0.69)       --       (0.67)   (0.69)    (0.51)
Preferred Shares..........      (0.03)       --       (0.11)     --        --
                            ---------  ---------  ---------  -------   -------
                                (0.72)       --       (0.78)   (0.69)    (0.51)
                            ---------  ---------  ---------  -------   -------
Net asset value, end of
 year.....................     $17.40     $17.44     $16.02   $16.86    $19.23
                            =========  =========  =========  =======   =======
Market value per share,
 end of year..............     $18.19     $17.88     $17.38   $16.75    $21.25
                            =========  =========  =========  =======   =======
TOTAL INVESTMENT RETURN:
Based on market value per
 share(/1/)...............      13.23%     14.37%     16.04%  (11.12%)   22.41%
Based on net asset value
 per share(/2/)...........      15.44%     20.40%     10.68%    0.72%    20.27%
RATIOS TO AVERAGE NET
 ASSETS(/3/):
 Expenses.................       1.47%      1.80%      0.86%    1.64%     1.81%
 Net investment income....       8.92%      9.21%     10.45%   10.17%    10.33%
SUPPLEMENTAL DATA:
Net assets at end of year,
 net of preferred stock
 (000)....................   $123,442    $87,054    $79,596  $58,925   $44,458
Average net assets during
 year, net of preferred
 stock (000)..............   $118,893    $83,074    $79,614  $59,002   $43,275
Portfolio turnover rate...        116%        76%        83%     102%       97%
Number of preferred shares
 outstanding at end of
 year.....................  2,450,000  1,650,000  1,650,000    8,600     9,400
Asset coverage per share
 of preferred stock
 outstanding at end of
 year.....................        $70        $73        $66   $7,852    $5,730
Liquidation and average
 market value per share of
 preferred stock..........        $20        $20        $20   $1,000    $1,000
-------------------------------------------------------------------------------

/2Dividends/and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.
/3Ratios/calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.
See accompanying Notes to Financial Statements.
/1Total/investment return excludes the effects of commissions.

USF&G PACHOLDER FUND, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES -- USF&G Pacholder Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks a high level of total re-turn through current income and capital appreciation by investing primarily in high yield, lower rated fixed-income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August, 1988.

 The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

 A. SECURITY VALUATIONS -- Portfolio securities are priced by an independent pricing service. Restricted securities, portfolio securities not priced by the independent pricing service and other assets are valued at fair value as determined under procedures established by the Board of Directors. At Decem-ber 31, 1997, there were board valued securities of $1,316,862 or 0.8% of net assets as of such date. Short-term obligations with remaining maturities of 60 days or less at the date of purchase are valued at amortized cost.

 B. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all of its net investment income and realized gains on securities transactions. Therefore, no provi-sion for federal tax is required.

 C. SECURITIES TRANSACTIONS -- Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes discounts or premiums on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. The Fund has elected to defer the accretion of market discount until disposition of the security.

 D. WHEN, AS AND IF ISSUED SECURITIES -- The Fund may engage in "when-issued" or "delayed delivery" transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liq-uid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. No "when-issued" or "delayed delivery" purchase commitments were included in the portfolio of investments as of December 31, 1997.

 E. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and ex-penses are accrued at least weekly. Dividends to stockholders are paid from net investment income quarterly, and distributions of net realized capital gains, if any, are paid at least annually. Dividends to preferred stockhold-ers are accrued at least weekly and are paid quarterly from net investment income.

 F. ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabil-ities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses dur-ing the reporting period. Actual results could differ from those estimates.

 G. RECLASSIFICATIONS -- Certain 1996 financial statement amounts have been reclassified to conform with the presentation of the 1997 financial state-ments.

2. COMMON STOCK -- At December 31, 1997, there were 47,550,000 shares of com-mon stock with a $.01 par value authorized and 7,096,407 shares outstanding. During the year ended December 31, 1997, the Fund issued 24,915 shares of common stock in connection with its dividend reinvestment plan.

 On March 14, 1997, the Fund issued 2,079,850 shares of common stock at $16.25 per share as part of a rights offering for the common stockholders of the Fund. Expenses related to the rights offering totaling $1,121,753 were re-corded as a reduction of the proceeds of the offering. These expenses in-cluded $304,178 paid to Winton Associates, Inc., a wholly-owned subsidiary of Pacholder Associates, Inc. (an affiliate of the Fund's investment advisor), for financial and advisory services, including advising the Fund regarding the structure of the rights offering and the materials utilized therewith, coordinating the distribution arrangements for the rights offering, and pro-viding information and support services to soliciting broker-dealers.

3. PREFERRED STOCK -- On March 3, 1997, the Fund exchanged the 1,650,000 out-standing shares of the 6.95% Cummulative Preferred Stock (which was subject to mandatory redemption on August 1, 2000) for 1,650,000 shares of Series A Cumulative Preferred Stock and issued 800,000 shares of Series B Cumulative Preferred Stock in a private sale at an offering price of $20 per share. Div-idends on these shares are payable quarterly at an annual rate of 7.15% for the Series A shares and 7.05% for the Series B shares. The Fund is required to maintain certain asset coverage, other financial tests and

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 restrictions as set forth in the Fund's Articles Supplementary Creating and Fixing the Rights of Cumulative Preferred Stock. The preferred stock is sub-ject to mandatory redemption on March 2, 2002, at a redemption price equal to $20 per share, plus accumulated and unpaid dividends. The preferred stock is also subject to special mandatory redemption at a redemption price of $20 per share, plus accumulated and unpaid dividends and a premium, as defined, if the Fund is not in compliance with the required coverage, tests and restrictions. In general, the holders of the preferred stock and the common stock vote to-gether as a single class, except that the preferred stockholders, as a sepa-rate class, vote to elect two members of the Board of Directors, and separate votes are required on certain matters that affect the respective interests of the preferred stock and common stock. The preferred stock has a liquidation preference of $20 per share, plus accumulated and unpaid dividends. The offer-ing expenses of the preferred stock were $127,124, which were recorded as a reduction of paid-in capital for common stockholders. These expenses included $60,000 paid to Winton Associates, Inc. for financial and advisory services, including advising the Fund regarding the structure of the preferred stock of-fering and the materials utilized therewith, and coordinating the arrangements of the preferred stock offering. The expenses related to the exchange transac-tion were $14,322, which were recorded as a reduction of paid-in capital for common stockholders. At December 31, 1997, accrued preferred dividends were $871,875.

4. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of securities (ex-cluding commercial paper) for the year ended December 31, 1997 aggregated $229,421,419 and $180,612,846, respectively.

 At December 31, 1997, the federal income tax basis of securities was $163,263,757; unrealized appreciation aggregated $6,216,855, of which $7,679,630 related to appreciated securities and $1,462,775 related to depre-ciated securities.

5. TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR AND ACCOUNTING SERVICES AGENT -- The Fund has an investment advisory agreement with Pacholder & Com-pany (the "Advisor") pursuant to which the Advisor serves as the Fund's in-vestment advisor. The Fund pays the Advisor an advisory fee that varies based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the CS First Boston High Yield Index.(TM) The fee, which is accrued at least weekly and paid quarterly, ranges from a maximum of 1.40% to a minimum of 0.40% (on an annualized basis) of the average weekly net assets of the Fund. For the year ended December 31, 1997, the Fund's total return was 15.44%. For the same period, the total re-turn of the CS First Boston High Yield Index(TM) was 12.63%. For the period ended December 31, 1997, the advisory fee is calculated based on 1.18% of av-erage weekly net assets of the Fund. Certain officers and directors of the Fund are also members of the Executive Committee of the Advisor. At December 31, 1997, accrued advisory fees were $149,170.

 The Fund has an administrative services agreement with Kenwood Administrative Management, L.P. ("KAM") (an affiliate of the Advisor) pursuant to which KAM provides certain administrative services to the Fund. Under the agreement, KAM receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average weekly net assets of the Fund. At December 31, 1997, accrued administrative fees were $14,789.

 The Fund has an agreement with Pacholder Associates, Inc. (an affiliate of the Advisor) to provide portfolio accounting and pricing services to the Fund. Un-der the agreement, Pacholder Associates, Inc. receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.025% of the first $100 million of the Fund's average weekly net assets and 0.015% of such assets in excess of $100 million. At December 31, 1997, accrued accounting fees were $4,000.

6. NET ASSETS CONSIST OF:

                                                    DECEMBER 31, DECEMBER 31,
                                                        1997         1996
                                                    ------------ ------------
Common Stock
 ($.01 par value).................................. $     70,964 $     49,916
Preferred Stock....................................   49,000,000   33,000,000
Paid-in capital....................................  116,868,368   83,926,176
Undistributed net investment income................      273,056      103,196
Accumulated net realized gain/(loss) on
 investments.......................................       12,963   (1,873,839)
Unrealized appreciation on investments.............    6,216,855    4,848,345
                                                    ------------ ------------
                                                    $172,442,206 $120,053,794
                                                    ============ ============

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
---------------------------------------
--------------------------------------------------------------------------------

To the Stockholders and Directors
USF&G Pacholder Fund, Inc.

  We have audited the accompanying statement of net assets of USF&G Pacholder Fund, Inc. as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of USF&G Pacholder Fund, Inc. at December 31, 1997, and the results of its opera-tions, changes in net assets and financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Dayton, Ohio
February 20, 1998

--------------------------------------------------------------------------------

                                     USF&G
                              PACHOLDER FUND, INC.



                                 ANNUAL REPORT
                               DECEMBER 31, 1997

--------------------------------------------------------------------------------
                                     USF&G
                              PACHOLDER FUND, INC.

                             DIRECTORS AND OFFICERS

 Asher O. Pacholder                                        John C. Sweeney
 Chairman                                                  Director


 Anthony L. Longi, Jr.                                     John F. Williamson
 President                                                 Director


 William J. Morgan                                         George D. Woodard
 Director and Treasurer                                    Director


 James P. Shanahan, Jr.                                    James E. Gibson
 Director and Secretary                                    Senior Vice President


 Daniel A. Grant                                           Mark H. Prenger
 Director                                                  Assistant Treasurer

                              INVESTMENT OBJECTIVE

             A closed-end fund seeking a high level of total return
               through current income and capital appreciation by investing primarily in high yield, lower rated fixed-income securities of domestic companies.

                               INVESTMENT ADVISOR
                              Pacholder & Company

                                 ADMINISTRATOR
                    Kenwood Administrative Management, L.P.

                                   CUSTODIAN
                                Star Bank, N.A.

                                 TRANSFER AGENT
                                Fifth Third Bank

                                 LEGAL COUNSEL
                             Piper & Marbury L.L.P.

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP

                               EXECUTIVE OFFICES
                           USF&G Pacholder Fund, Inc.
                                Bank One Towers
                              8044 Montgomery Road
                                   Suite 382
                             Cincinnati, Ohio 45236
                                 (513) 985-3200